                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                                   HPSC, INC.
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                (Name of Registrant as Specified In Its Charter)

                                   HPSC, INC.
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                   (Name of Person(s) Filing Proxy Statement)

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

                                   HPSC, INC.
                                60 STATE STREET
                             BOSTON, MA 02109-1803

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 15, 2001

     The Annual Meeting of Stockholders of HPSC, Inc., a Delaware corporation (the "Company" or "HPSC"), will be held at 9:00 a.m. on May 15, 2001, at Fleet Bank, 100 Federal Street, 35th Floor, Boston, Massachusetts, for the following purposes:

          1. To elect three directors for a three-year term to expire at the 2004 Annual Meeting of Stockholders;

          2. To ratify the appointment of Deloitte & Touche LLP as the independent accountants for the Company for the year ending December 31, 2001; and

          3. To consider and act upon such other business and matters or proposals as may properly come before the meeting or any adjournment of the meeting.

     You can vote if you are a stockholder of record at the close of business on April 2, 2001.

                                          By Order of the Board of Directors

                                          DENNIS W. TOWNLEY
                                          Secretary

Boston, Massachusetts
April 17, 2001

IF YOU DO NOT EXPECT TO BE PRESENT AT THIS MEETING AND YOU WISH YOUR SHARES OF COMMON STOCK TO BE VOTED, PLEASE PROMPTLY SIGN AND MAIL THE ENCLOSED PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. WE ENCLOSE A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 15, 2001

     We are providing this proxy statement in connection with the solicitation by the Board of Directors of HPSC, Inc., a Delaware corporation (the "Company" or "HPSC"), of proxies for use at the Annual Meeting of Stockholders of the Company to be held, pursuant to the accompanying notice, on May 15, 2001 at 9:00 a.m., at Fleet Bank, 100 Federal Street, 35th Floor, Boston, Massachusetts and at any adjournment thereof.

     The proxy statement, form of proxy card and voting instructions will be mailed starting on April 17, 2001. The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2000 accompanies this proxy statement.

                     PROPOSAL ONE -- ELECTION OF DIRECTORS

     HPSC's Restated Certificate of Incorporation provides that the Board of Directors shall consist of not less than three nor more than twelve members, as determined by a vote of a majority of the entire Board of Directors, and that the Board shall be divided into three classes (Class I, Class II and Class III). Directors of one class are elected each year to a term of three years. As of the date of this proxy statement, the Board of Directors consists of nine members, three of whom have terms that expire at this year's Annual Meeting (Class III), three of whom have terms that expire at the 2002 Annual Meeting (Class I), and three of whom have terms that expire at the 2003 Annual Meeting (Class II).

     Messrs. Birchfield and Everets and Ms. Cole are the three nominees for Class III directors. If elected as Class III directors, they will have a three-year term expiring at the 2004 Annual Meeting of Stockholders. Messrs. Weicker, McDougal and Overstrom will continue to serve as Class I directors. Their term will expire at the 2002 Annual Meeting. Messrs. Cooley and Doherty will continue to serve as Class II directors. Their term will expire at the 2003 Annual Meeting. Joseph A. Biernat is a Class II director who has announced his intention to retire effective on the date of this year's Annual Meeting. In each case, a director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal.

     The nominees for Class III directors to be voted on at this Annual Meeting have advised the Company that they will serve if elected. If any of the nominees for Class III director becomes unavailable (an event not now anticipated by the Company), the persons named as proxies have discretionary authority either to vote for a substitute or to fix the number of directors at less than eight. The Board of Directors has no reason to believe that any of the nominees will be unwilling or unable to serve if elected. Unless authority to vote for any director is withheld in the proxy, votes will be cast in favor of election of the nominees listed herein.

     The Board of Directors recommends a vote FOR the election of the nominees named below and your proxy will be so voted unless you specify otherwise.

NOMINEES FOR CLASS III DIRECTORS

     John W. Everets, age 54, has been Chairman of the Board and Chief Executive Officer of HPSC since July 1993 and an HPSC director since 1983. Mr. Everets also serves as a director of Dairy Mart Convenience Stores, Inc., and Eastern Co.

     Dollie A. Cole, age 70, a director of HPSC since 1991, has been involved for many years in the leadership of several business, charitable and civic organizations. She serves as Chairman of the Dollie Cole Corporation, a venture capital and industrial consulting firm. She also serves as a consultant to the Solar and Electric 500 Company. In addition to these business activities, Ms. Cole also serves on the boards of Project Hope -- the

World Health Organization, the National Captioning Institute for the Hearing Impaired and on the National Academy of Science -- President's Circle Board. She is also Vice Chairman of the National Air and Space Museum and the Chair of the National Corvette Museum.

     J. Kermit Birchfield, age 61, became a director of HPSC in December 1993. He currently serves as Chairman of Displaytech, Inc., a privately-held manufacturer of miniature high-resolution ferrite liquid crystal display screens and as a consultant for various businesses. From 1990 until 1994, Mr. Birchfield served as Senior Vice President, Secretary, and General Counsel with M/A-COM, Inc., a publicly-held manufacturer of semiconductors and communications equipment. Mr. Birchfield is also a Managing Director of Century Partners, Incorporated, a privately-held investment and operating company. He is a director of Intermountain Industries Inc. and its wholly-owned public utility subsidiary, Intermountain Gas Company, Mass. Financial Compass Group of Mutual Funds and Dairy Mart Convenience Stores, Inc.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

  Class I Directors (Term expires at the 2002 Annual Meeting)

     Lowell P. Weicker, Jr., age 69, became an HPSC director in December 1995. Mr. Weicker served as a United States Senator from Connecticut from 1970 until January 1989. He served as Governor of Connecticut from 1991 through 1995. Mr. Weicker is a director of UST Corp., Phoenix Home Life Mutual Funds, the World Wrestling Federation, Inc. and Compuware Corp.

     Thomas M. McDougal, D.D.S., age 61, became a director of HPSC in 1991. He has been a practicing dentist for approximately 30 years and is active in national, state and local dental organizations. Dr. McDougal has lectured extensively throughout the United States and Canada. He is a past President of the Dallas County Dental Society and is past Chairman of its Continuing Education Committee and its Banking, Nominating and Patient Relations Committee.

     Gunnar Overstrom, age 58, became a director of HPSC in March 2000. He is currently Managing Director of Shawmut Capital Partners, Inc. From 1995 to 1999, Mr. Overstrom served as Vice Chairman of Fleet Financial Group responsible for the Fleet Investment Group. Previously, Mr. Overstrom was President and Chief Operating Officer of Shawmut National Corporation. He is a director of the Old State House Association, Hartford, Connecticut.

  Class II Directors (Term Expires at 2003 Annual Meeting)

     Raymond R. Doherty, age 55, has been President of HPSC since December 1989 and Chief Operating Officer of HPSC since August 1993. He served as HPSC's Treasurer from December 1988 until May 1994 and was elected an HPSC director in June 1991. Mr. Doherty previously served as HPSC's Chairman and Chief Executive Officer from October 1992 until July 1993.

     Samuel P. Cooley, age 69, became a director of HPSC in December 1993. From 1955 until his retirement in 1993, Mr. Cooley was employed with Shawmut Bank Connecticut, N.A., and its predecessors and affiliates, including Hartford National Bank and Connecticut National Bank. His most recent position with Shawmut Bank was as Executive Vice President and Senior Credit Approval Officer. Mr. Cooley is a director of Lydall, Inc. and serves as a director or trustee of numerous nonprofit organizations in Connecticut.

OTHER EXECUTIVE OFFICERS

     Rene Lefebvre, age 54, has been Senior Executive Vice President since September 1999, and Chief Financial Officer and Treasurer of HPSC since May 1994.

COMMITTEES OF THE BOARD

     The Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee. It does not have a Nominating Committee or a committee performing similar functions.

     The current members of the Executive Committee are J. Kermit Birchfield, Samuel P. Cooley, Raymond R. Doherty and John W. Everets. The Executive Committee exercises all the powers of the Board of Directors in accordance with the by-laws of the Company, to the extent permitted by Delaware law, during intervals between meetings of the Board of Directors. During 2000, the Executive Committee held two meetings.

     The current members of the Audit Committee are Joseph A. Biernat, Dollie A. Cole, Samuel P. Cooley, Thomas M. McDougal, Gunnar Overstrom and Lowell P. Weicker, Jr. The Audit Committee reviews the Company's external and internal auditing procedures, reviews with Company management the plan, scope and results of the Company's operations, and studies and makes recommendations periodically to the Board of Directors on these and related matters. During 2000, the Audit Committee met two times. The Report of the Audit Committee is included below.

     The current members of the Compensation Committee are J. Kermit Birchfield, Dollie A. Cole, Samuel P. Cooley and Lowell P. Weicker, Jr. The Compensation Committee consults with the Chairman of the Board to review the salaries and other compensation of executive officers, administers the Company's stock plans and approves the grants of stock options and restricted stock to officers, key employees and consultants. During 2000, the Compensation Committee held three meetings.

     During 2000, the Board of Directors met four times. Each director attended at least 75% of all Board and his or her committee meetings.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors is composed of six directors all of whom are independent directors under the rules of the American Stock Exchange. The Committee operates under a written charter adopted by the Board of Directors. A copy of the charter is attached to this proxy statement as Appendix
A. The Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent auditors.

     Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditors, Deloitte & Touche, LLP, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

     Management has represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Committee has reviewed and discussed the consolidated financial statements with management and Deloitte & Touche. The Committee has also discussed with Deloitte & Touche matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     Deloitte & Touche has provided the Committee with the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee has discussed with Deloitte & Touche that firm's independence. The Committee has considered whether the provision by Deloitte & Touche of services not related to the audit of the annual financial statements and the review of the interim financial statements included in the Company's Forms 10-Q for such year is compatible with maintaining Deloitte & Touche's independence.

     Based upon the Committee's discussion with management and Deloitte & Touche and the Committee's review of the representation of management and the report of Deloitte & Touche to the Committee, the Committee has recommended that the Board of Directors vote affirmatively to include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

                                          Audit Committee

                                          Samuel P. Cooley, Chair
                                          Joseph A. Biernat
                                          Dollie A. Cole
                                          Thomas M. McDougal
                                          Gunnar Overstrom
                                          Lowell P. Weicker, Jr.

                               VOTING SECURITIES

     Holders of shares of common stock, $0.01 par value, of the Company (the "Common Stock") at the close of business on April 2, 2001 (the "Record Date") are entitled to notice of the Annual Meeting and to vote shares held on that date at the Annual Meeting. On the Record Date, there were outstanding 4,167,053 shares of Common Stock, excluding 546,477 shares of Common Stock held in the Company's treasury. Each share of Common Stock is entitled to one vote on each of the matters listed in the Notice of Annual Meeting.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information, as of the Record Date, with respect to the beneficial ownership of the Company's Common Stock by (i) each person or entity known by the Company to own beneficially more than five percent (5%) of the Company's outstanding shares of Common Stock as of the Record Date;
(ii) each of the Company's directors; (iii) each of the executive officers of the Company named in the Summary Compensation Table on page 7; and (iv) all directors and executive officers of the Company as a group. The information in the table, and in the related notes, has been furnished by or on behalf of the indicated owners. Unless otherwise noted, HPSC believes the persons referred to in this table have sole voting and investment power with respect to the shares listed in this table. The percentage owned is calculated with respect to each person by treating shares issuable to such person within 60 days of the Record Date as outstanding, in accordance with rules of the Securities and Exchange Commission.

                                                              AMOUNT AND NATURE OF
                                                             BENEFICIAL OWNERSHIP OF      % OF
        NAME (AND ADDRESS OF OWNER OF MORE THAN 5%)          HPSC COMMON STOCK(1)(2)      CLASS
        -------------------------------------------          -----------------------      -----
John W. Everets............................................         732,538(3)(4)(5)      16.00
60 State Street, 35th Floor
Boston, MA 02109-1803

Hollybank Investments, LP..................................         429,000(6)            10.30
One International Place
Boston, MA 02110

Dimensional Fund Advisors, Inc.............................         327,600(7)             7.86
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

                                                              AMOUNT AND NATURE OF
                                                             BENEFICIAL OWNERSHIP OF      % OF
        NAME (AND ADDRESS OF OWNER OF MORE THAN 5%)          HPSC COMMON STOCK(1)(2)      CLASS
        -------------------------------------------          -----------------------      -----
Harder Management Company, Inc.............................         318,650(8)             7.65
Somerset Court 281 Winter Street, Suite 340
Waltham, MA 02154

John W. Everets and Raymond R. Doherty.....................         295,268(9)             7.09
as Trustees of the HPSC, Inc.
Employee Stock Ownership Plan
60 State Street, 35th
Floor Boston, MA 02109-1803

FMR Corp...................................................         220,300(10)            5.29
82 Devonshire Street
Boston, MA 02109

Raymond R. Doherty.........................................         392,085(3)(4)          8.86
60 State Street, 35th Floor
Boston, MA 02109-1803

Rene Lefebvre..............................................         141,570                3.33

Joseph A. Biernat..........................................          19,000(11)               *

J. Kermit Birchfield.......................................          49,667(12)            1.19

Dollie A. Cole.............................................          49,500                1.18

Samuel P. Cooley...........................................          20,000                   *

Thomas M. McDougal.........................................          37,000                   *

Gunnar Overstrom...........................................          18,000                   *

Lowell P. Weicker, Jr......................................          19,700(13)               *

All Directors and Executive Officers as a group (10
  persons).................................................       1,479,060(3)(4)         29.42

---------------

  *  Percent of class less than 1%.

 (1) Includes shares of the Company's Common Stock which the named security holder has the right to acquire within 60 days of the Record Date through the exercise of options granted by the Company to the named individuals or group as follows: Messrs. Biernat, Birchfield and Cooley, 6,000 shares each; Ms. Cole and Dr. McDougal, 31,000 shares each; Mr. Weicker, 15,000 shares; Mr. Overstrom, 11,000 Shares; Mr. Everets, 410,500 shares; Mr. Doherty, 256,000 shares; Mr. Lefebvre, 87,500 shares; and such group, 860,000 shares.

 (2) Includes allocated shares under the HPSC, Inc. Employee Stock Ownership Plan (the "ESOP") of 8,838 for Mr. Everets, 10,835 for Mr. Doherty, 5,570 for Mr. Lefebvre and 25,243 for all executive officers and directors as a group.

 (3) Excludes the 295,268 shares held in the ESOP for the benefit of the employee participants (other than the shares allocated to the respective ESOP accounts of Messrs. Doherty and Everets listed in Note 2 above). Although Messrs. Doherty and Everets are the trustees of the ESOP, and accordingly share voting power with respect to all unallocated shares (the ESOP participants direct the voting of the allocated shares) and share dispositive power with respect to all shares in the ESOP, they disclaim beneficial ownership of all such shares, other than the shares allocated to their respective ESOP accounts listed in Note 2 above.

 (4) Includes 14,513 shares held by Mr. Everets and 4,720 shares held by Mr. Doherty which are pledged to the Company under the Stock Loan Program described in "EXECUTIVE COMPENSATION -- Stock Loan Program."

 (5) Includes 100 shares held by Mr. Everets' son, A. Hale W. Everets. Mr. Everets disclaims beneficial ownership of such shares.

 (6) Based solely on information reported on Amendment No. 2 to Schedule 13G as filed with the SEC on February 14, 2001 by Hollybank Investment, LP ("Hollybank"). Does not include 27,000 shares of Common Stock held by Dorsey R. Gardner, a Hollybank general partner, with respect to which Mr. Gardner has sole voting power. Mr. Gardner disclaims beneficial ownership, except to the extent of his partnership interest, in the 429,000 shares of Common Stock held by Hollybank.

 (7) Based solely on information reported on Schedule 13G as filed with the SEC. Dimensional Fund Advisors, Inc. ("Dimensional") filed an Amendment to its
     Schedule 13G with the SEC on February 2, 2001 for the year ended December 31, 2000 reporting that it is a registered investment adviser and is deemed to have beneficial ownership of 327,600 shares of Common Stock of the Company held by it, all of which shares are owned by advisory clients of Dimensional. Dimensional reports that, in its role as investment adviser, it has sole voting and dispositive power with respect to all such shares.

 (8) Based on information provided to the Company by Harder Management Company, Inc. ("Harder"), a registered investment adviser, on March 11, 1999. The 318,650 shares of the Company's Common Stock held by Harder is held on behalf of its clients in accounts over which Harder has complete investment discretion. Harder disclaims beneficial ownership of all such shares except in its capacity as an investment adviser.

 (9) 190,282 of these shares have been allocated to the accounts of ESOP participants and are voted by such participants. 104,986 of these shares are unallocated and are voted by Messrs. Doherty and Everets as trustees. Messrs. Doherty and Everets disclaim beneficial ownership of all such shares, other than the shares allocated to their respective ESOP accounts listed in Note 2 above.

(10) Based solely on information reported in its Schedule 13G as filed with the SEC on February 13, 2001 by FMR Corp. FMR Corp. reported that its wholly-owned subsidiary, Fidelity Management and Research Company ("FMRC"), a registered investment adviser, which acts as investment advisor to several investment companies (the "Funds"), is the beneficial owner of 168,800 shares of HPSC's Common Stock. Edward C. Johnson 3rd, individually, FMR Corp., through its control of FMRC, and the Funds each has dispositive power with respect to the 168,800 shares owned by the Funds. FMR Corp.'s wholly-owned subsidiary, Fidelity Management Trust Company ("FMTC"), is the beneficial owner of 51,500 shares of Common Stock. Mr. Johnson and FMR Corp., through its control of FMTC, each has sole voting and dispositive power with respect to the 51,500 shares owned by FMTC.

(11) Mr. Biernat is a director of HPSC who has announced his resignation effective as of the date of the Annual Meeting.

(12) Includes 3,000 shares held by Mr. Birchfield's spouse. Mr. Birchfield disclaims beneficial ownership of such shares.

(13) Includes 200 shares held by Mr. Weicker's spouse. Mr. Weicker disclaims beneficial ownership of such shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the

SEC and The American Stock Exchange ("AMEX"). These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC and AMEX. The Company believes that all Reporting Persons have complied with all filing requirements applicable to them with respect to transactions during fiscal year 2000, with the following exceptions:
Mr. Overstrom filed a late Form 3 with respect to his initial ownership of HPSC common stock and filed a late Form 4 with respect to the purchase of 5,000 shares of HPSC common stock. William Hoft, the Company's Chief Accounting Officer, did not timely file a Form 3 reporting his initial holdings of HPSC Stock. Mr. Hoft has reported this information on Form 5.

CERTAIN TRANSACTIONS

     During 2000, HPSC borrowed up to $29 million from Fleet National Bank, successor to BankBoston, N.A., pursuant to the terms of a Fourth Amended and Restated Credit Agreement with Fleet National Bank as Managing Agent. Gunnar Overstrom was Vice-Chairman of Fleet Boston Financial Corp. (formerly, Fleet Financial Group) until January 15, 2000. Mr. Overstrom was not a director of HPSC at the time he served as an executive officer of Fleet Boston Financial Corp.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The Summary Compensation Table shows all compensation paid to the Chief Executive Officer and the other executive officers (the "Named Executive Officers") for services rendered in all capacities during the past three years. HPSC has three executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                                  COMPENSATION
                                                      ANNUAL          -------------------------------------
                                                   COMPENSATION        NUMBER OF SHARES
                                                -------------------       UNDERLYING           ALL OTHER
      NAME AND PRINCIPAL POSITION        YEAR    SALARY     BONUS           OPTIONS         COMPENSATION(1)
      ---------------------------        ----   --------   --------   -------------------   ---------------
John W. Everets(3).....................  2000   $345,000   $345,000         120,000             $ 9,147
Chief Executive Officer and              1999   $295,000   $287,500          30,000             $15,651
Chairman of the Board                    1998   $295,000   $275,000         272,500(2)          $12,705

Raymond R. Doherty(3)..................  2000   $240,000   $151,000          55,000             $ 8,097
President, Chief Operating               1999   $210,000   $132,500          20,000             $13,499
Officer and Director                     1998   $210,000   $125,000         135,000(2)          $12,515

Rene Lefebvre(3).......................  2000   $170,000   $121,000          40,000             $ 6,891
Senior Executive Vice President          1999   $142,000   $102,000          10,000             $13,499
Chief Financial Officer                  1998   $142,000   $ 95,000          57,500(2)          $12,515
and Treasurer

---------------

(1) Includes term life insurance premiums paid by the Company and Company contributions to the Named Executive Officer's 401(k) retirement plan account, respectively, in the following amounts for 2000: Mr. Everets, $2,421 and $5,250; Mr. Doherty, $2,421 and $4,200; and Mr. Lefebvre, $2,421
    and $3,000. Also includes the value of shares of Common Stock in the Company's Employee Stock Ownership Plan ("ESOP") allocated to each of the Named Executive Officers in 2000 (for services rendered during 1999) in the amount of $1,476 for Messrs. Everets and Doherty and $1,470 for Mr. Lefebvre. The value of the allocated ESOP shares was calculated by using the December 29, 2000 closing price for the Company's Common Stock of $6.00 per share as reported on the AMEX. The Company has not allocated shares of Common Stock to participants in its ESOP for services rendered during fiscal 2000 as of the date of this Proxy Statement.

(2) Includes options for 92,500 shares, 45,000 shares and 12,500 shares granted in 1998 to Messrs. Everets, Doherty and Lefebvre, respectively, to replace an equal number of shares of restricted stock voluntarily forfeited by the Named Executive Officers for which the performance vesting condition had been met.

(3) The Named Executive Officers' compensation is governed by employment agreements with the Company. See "EXECUTIVE COMPENSATION -- Employment Agreements".

STOCK LOAN PROGRAM

     On December 14, 2000, the Compensation Committee approved an amended Stock Loan Program whereby eligible executive officers and other senior personnel of the Company may borrow from the Company amounts not exceeding $400,000 to any individual or $800,000 in the aggregate to all participants in the program, solely for the purposes of acquiring stock of the Company or paying taxes associated with stock acquired under the Company's stock incentive plans. All shares purchased with such loans are pledged to the Company as collateral for repayment of the loans. The loans are recourse, bear interest at a variable rate which is one-half of one percent above the Company's cost of funds, payable annually in arrears, and are payable as to principal no later than five (5) years after the date of the loan, with annual installment payments of principal and interest equal to 20% of the participant's after-tax bonus. As of the date of this Proxy Statement, the Company has loans outstanding to Mr. Everets in the amount of $236,163, secured by 14,513 shares and to Mr. Doherty in the amount of $38,223 secured by 4,720 shares. The largest aggregate amount outstanding under Mr. Everets' loan during 2000 was $123,839. The largest aggregate amount outstanding under Mr. Doherty's loan during 2000 was $40,000. As of January 1, 2001, Mr. Everets has repaid $72,000 of principal on his loan and Mr. Doherty has repaid $1,776.50 of principal on his loan. Mr. Everets and Mr. Doherty have made all interest payments due on such loans.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     The table below sets forth a range of estimated annual retirement benefits available to certain executive employees under the HPSC Supplemental Executive Retirement Plan (the "SERP") effective as of January 1, 1997, as amended effective as of January, 2000. Benefits under the SERP are intended to supplement the retirement benefits received by executive employees through other Company programs, such as the ESOP and 401(k) Plan, and Social Security benefits attributable to Company-paid FICA taxes. Benefits under the SERP, payable upon normal retirement at age 65 (or upon early retirement at age 62) as an actuarial equivalent of a life annuity, are based upon age, length of service (up to a maximum of 15 credited years of service) and an average of the participant's three highest calendar years of total compensation (base salary plus bonus) out of the five calendar years immediately preceding the normal or early retirement date or other date of termination of employment ("Average Final Compensation").

     The SERP provides for making payments to the executive with an actuarial equivalent value equal to 55% of the Average Final Compensation in the case of Mr. Everets and 50% of the Average Final Compensation in the case of Mr. Doherty and Mr. Lefebvre, offset by amounts deemed available under the Company's 401(k) Plan and Social Security benefits, to the extent attributable to the Company's contribution and to Company-paid FICA taxes, respectively, as well as the value of shares allocated to the employee under the Company's ESOP. The SERP also contains a tax gross-up provision equal to any excise tax payments made by the participant pursuant to Section 4999 of the Internal Revenue Code relating to payments in excess of specified amounts made upon a change in control or otherwise. Accrual and vesting of benefits are contingent on the executive's continued service as an employee of the Company, with accrual in equal amounts over the first 15 years of service and vesting over a period of 10 years, starting in the sixth year of service, provided that an executive's benefits will also fully accrue and vest upon a "change in control" of the Company (as defined in the SERP) unless such change in control is approved by at least a two-thirds vote of the incumbent Board of Directors. An executive's benefits will also fully vest if the executive's employment with the Company terminates involuntarily without good cause (as defined in the SERP) or on account of death or disability. However, none of these termination events results in acceleration of the executive's benefit accrual under the SERP. Limited service credit (up to a maximum of three years) is given for service before 1993 and full credit is given for service between January 1, 1993 and the effective date of the SERP. For all periods prior to the effective date, service as either an employee of the Company or a member of its Board of Directors is credited. On and after the effective date, only service as an employee is credited. While not obligated to do so under the SERP, the Company has previously elected to cover at least a portion of its future obligations under the SERP by purchasing and holding life insurance policies on the SERP participants. The Company is the owner and beneficiary of the policies, which are designed to have sufficient cash value to pay the respective SERP benefits at each participant's normal retirement date. The insurance policies are an asset of the Company.

     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN BENEFIT TABLE APPLICABLE TO MR.
                                   EVERETS(1)

                                                             YEARS OF SERVICE
                                                  ---------------------------------------
           AVERAGE FINAL COMPENSATION                  5            10            15+
           --------------------------             -----------   -----------   -----------
$300,000........................................  $ 55,000.00   $110,000.00   $165,000.00
 400,000........................................    73,333.34    146,666.67    220,000.00
 500,000........................................    91,666.66    183,333.33    275,000.00
 600,000........................................   110,000.00    220,000.00    330,000.00
 700,000........................................   128,333.33    256,666.67    385,000.00

---------------
(1) Amounts shown do not reflect offsets for benefits received and attributable to the Company under the Company's 401(k) plan, ESOP, and Company-paid FICA taxes. For Mr. Everets, the years of credited service and covered compensation as of December 31, 2000, were 10.5 years and $690,000.

   SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN BENEFIT TABLE APPLICABLE TO MESSRS.
                            DOHERTY AND LEFEBVRE(1)

                                                              YEARS OF SERVICE
                                                   --------------------------------------
           AVERAGE FINAL COMPENSATION                  5            10            15+
           --------------------------              ----------   -----------   -----------
$100,000.........................................  $16,666,67   $ 33,333.33   $ 50,000.00
 150,000.........................................   25,000.00     50,000.00     75,000.00
 200,000.........................................   33,333.33     66,666.67    100,000.00
 250,000.........................................   41,666.67     83,333.33    125,000.00
 300,000.........................................   50,000.00    100,000.00    150,000.00
 400,000.........................................   66,666.67    133,333.33    200,000.00
 500,000.........................................   83,333.33    166,666.67    250,000.00

---------------
(1) Amounts shown do not reflect offsets for benefits received and attributable to the Company under the Company's 401(k) plan, ESOP, and Company-paid FICA taxes. The years of credited service and covered compensation as of December 31, 2000 for Mr. Doherty were 11 years and $391,000, and for Mr. Lefebvre 7 years and $291,000.

OPTION GRANT TABLE

     The following table shows all options to purchase Common Stock granted to each of the Named Executive Officers in 2000 and the potential realizable value of such grants. The information in this table shows how much the Named Executive Officers may eventually realize in future dollars under two hypothetical situations: if the price of HPSC Common Stock gains 5% or 10% in value per year, compounded annually over the life of the options. These amounts represent assumed rates of appreciation and are not intended to forecast future appreciation of the Company's Common Stock.

                           OPTION GRANTS IN LAST YEAR

                                                                                         POTENTIAL REALIZABLE VALUE
                                                                                           AT ASSUMED ANNUAL RATES
                                                % OF TOTAL                                     OF STOCK PRICE
                            NUMBER OF SHARES     OPTIONS                                   APPRECIATION FOR OPTION
                               UNDERLYING       GRANTED TO    EXERCISE OR                          TERM($)
                            OPTIONS GRANTED    EMPLOYEES IN   BASE PRICE    EXPIRATION   ---------------------------
           NAME                  (#)(1)            2000        ($/SH)(2)       DATE          5%             10%
           ----             ----------------   ------------   -----------   ----------   -----------   -------------
John Everets..............      120,000            36%           7.50        4/20/10       566,005       1,434,000
Raymond Doherty...........       55,000            17%           7.50        4/20/10       259,600         657,250
Rene Lefebvre.............       40,000            12%           7.50        4/20/10       188,800         478,000

---------------
(1) Options were granted under the 2000 Stock Incentive Plan (the "2000 Stock Plan") and are exercisable in five equal annual installments beginning on grant date.

(2) The exercise price of the stock option is the closing price for HPSC Common Stock on the grant date.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table provides information regarding the exercise of stock options by the Named Executive Officers in 2000 and the value realized thereby and the value of unexercised "in-the-money" options on December 31, 2000.

           AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES(1)

                                                          NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED
                                                         IN-THE-MONEY OPTIONS AT      IN-THE MONEY OPTIONS AT
                               SHARES        VALUE        2000 FISCAL YEAR END        2000 FISCAL YEAR-END($)
                             ACQUIRED ON    REALIZED    -------------------------    -------------------------
           NAME              EXERCISE(#)      ($)       EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
           ----              -----------    --------    -------------------------    -------------------------
John W. Everets............      -0-        $   -0-          300,500/72,000              $470,852/$45,360
Raymond Doherty............      -0-            -0-          204,000/36,000              $390,270/$22,680
Rene Lefebvre..............      -0-            -0-           90,500/18,000              $ 64,510/$11,340

---------------
(1) An "in-the-money" option is an option for which the option price of the underlying stock is less than the December 29, 2000 market price as reported on the American Stock Exchange ($6.00 per share); the value shown reflects stock price appreciation since the date of grant of the option.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

  Employment Agreements

     John W. Everets and Raymond R. Doherty

     As of July 19, 1999 and August 2, 1999, the Company entered into employment agreements with each of John W. Everets and Raymond R. Doherty, respectively. The Company agreed to pay a base annual salary, beginning January 1, 2000, of at least $345,000 to Mr. Everets and $240,000 to Mr. Doherty, as determined annually by the Compensation Committee, as well as a bonus of up to 100% of base salary to each individual under an incentive plan developed by the Compensation Committee of the Board in consultation with management and approved by the full Board of Directors. Each employment agreement has a three-year term and thereafter will automatically renew from year to year unless either party to such agreement gives notice of his or its intention to terminate the agreement six months in advance of any anniversary.

     Either party to each employment agreement may terminate it at any time for any reason. In the event of a termination by the Company which is not "for cause" (as defined in each agreement) with respect to either Mr. Everets or Mr. Doherty or a decision not to renew by either party (and, in the case of Mr. Everets, in the event of termination by Mr. Everets for any reason), the Company will pay the employee his base monthly pay plus his maximum monthly bonus for the next 12 months, continue benefits to the employee and/or the employee's family for the next twelve months, and (except in the case of termination by Mr. Everets without "good reason") cause all outstanding options and restricted stock awards to vest. Mr. Everets and Mr. Doherty have each agreed not to compete with the business of the Company while receiving termination payments and to maintain in confidence all of the Company's confidential information.

     In the event of Mr. Everets' or Mr. Doherty's termination due to death or disability, the Company will pay the employee or his estate the employee's base monthly salary for six months from the date of death or disability. The employee and his family will also be entitled to receive the employee's benefits during this six-month period and all of the employee's options and restricted stock awards will immediately vest.

     If, within three years after a "change in control" of the Company (as defined in each agreement), either the Company terminates Mr. Everets or Mr. Doherty other than "for cause" or either Mr. Everets or Mr. Doherty terminates his employment for "good reason" (as defined in each agreement), the Company will pay the employee up to 2.99 times his average annual compensation for the five calendar years before the date of the change in control; the non-compete provisions will no longer apply; his stock options will fully vest; and normal employee benefits will continue for 12 months. If, within three years after a "change in control," either Mr. Everets or Mr. Doherty terminates his employment for any reason other than for "good reason," the Company will pay him his base monthly pay plus the maximum monthly bonus and normal employee benefits for 12 months. The employment agreements also contain a tax gross-up provision equal to any excise tax payment made by the participant pursuant to Section 4999 of the Internal Revenue Code relating to payments in excess of specific amounts made upon a change in control or otherwise.

     Rene Lefebvre

     On April 23, 1998, the Company entered into an employment agreement with Rene Lefebvre. The Company agreed to pay Mr. Lefebvre an initial base annual salary of at least $142,000 as well as a bonus to be determined in accordance with an incentive plan developed by the Compensation Committee of the Board of Directors. The employment agreement has a three-year term ending on April 23, 2001. On that date, the agreement will automatically renew from year to year until either party to such agreement gives notice of his or its intention to terminate the agreement 60 days in advance of any anniversary. As of the date of this proxy statement, neither Mr. Lefebvre nor the Company has given notice of his or its intention to terminate the Agreement. Either party may terminate the Agreement at any time for any reason on thirty days advance notice, except that the Company may terminate Mr. Lefebvre for cause at any time without prior notice. The Company is obligated to pay Mr. Lefebvre's salary for twelve months after termination, if it terminates his employment other than "for cause" (as defined in his agreement) and for six months after termination if it does not renew the agreement. Mr. Lefebvre has agreed not to compete with the business of the Company while receiving severance payments and to maintain in confidence all of the Company's confidential information. If, within three years after a "change in control" of the Company (as defined in the agreement), either the Company terminates Mr. Lefebvre other than "for cause" or Mr. Lefebvre terminates his employment due to a "change in employment" (as defined in the agreement), the Company will pay Mr. Lefebvre up to 2.99 times his average annual compensation for the preceding five calendar years before the date of the change in control; the non-compete provisions will no longer apply; Mr. Lefebvre's stock options will fully vest; and his normal employee benefits will continue for 12 months. If, within three years after a "change in control," Mr. Lefebvre terminates his employment for any reason other than a "change in employment," the Company will pay him his base monthly pay plus the maximum monthly bonus that he would have earned during the next 12 months and normal employee benefits for 12 months. The employment agreement also contains a tax gross-up provision equal to any excise tax payment made by the participant pursuant to Section 4999 of the Internal Revenue Code relating to payments in excess of specific amounts made upon a change of control or otherwise.

  Change In Control Arrangements

     In addition to the change in control provisions in the employment agreements described above, certain Company compensation plans provide for acceleration of vesting of benefits upon a change in control of HPSC. Under the 1995 Stock Plan, 1998 Stock Plan, and the 2000 Stock Plan, all outstanding options and restricted stock awards granted to the Named Executive Officers will vest upon a change in control (as defined in such plans). Under the terms of the ESOP all amounts allocated to participants' accounts will vest upon a change in control, and under the terms of the SERP, benefits will fully accrue and fully vest upon a change in control, unless such change in control is approved by two-thirds of the Company's incumbent directors.

COMPENSATION OF DIRECTORS

     In 2000, the Company paid each non-employee director a fee of $10,000 per year plus an additional $2,500 per year for each committee of the Board on which he or she serves and $500 for each board or committee meeting attended. In addition, the Company reimburses directors for their travel expenses incurred in attending meetings of the Board or its committees. Under the 2000 Stock Plan, each continuing non-employee director is granted 1,000 non-qualified stock options on the day of each annual meeting of stockholders during the term of the plan, at the fair market value of the Common Stock on the date of grant. Under the 1998 Outside Director Stock Bonus Plan, each continuing non-employee director will receive 1,000 shares of bonus stock on the day of each annual meeting of stockholders during the term of the 1998 Outside Director Stock Bonus Plan.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors (the "Committee") currently consisting of J. Kermit Birchfield (Chair), Dollie A. Cole, Samuel P. Cooley and Lowell P. Weicker, Jr., all of whom are independent, non-employee directors.

     The Committee has primary responsibility for analyzing the compensation of executive officers of the Company, establishing performance goals for executive officers, reporting to the full Board with respect to such compensation, and administering the Company's stock plans.

SALARIES FOR 2000

     The Chairman of the Board and Chief Executive Officer (the "Chairman") and each of the other two executive officers have employment agreements which provide for base cash compensation determined annually by the Compensation Committee but subject to minimum levels specified in the agreements. See "Employment Agreements" above. The base cash compensation levels for the Chairman and other executive officers were established in their employment agreements by the Committee based upon a number of factors including the financial performance of the Company during the period of their employment, the experience of the officer and his importance to the Company and base compensation levels paid to senior executives by comparable companies. During 2000 the salaries for the Chairman and other two executive officers were set at the current base annual salary levels set forth in the employment agreements.

CASH BONUSES FOR 2000

     In recommending bonuses for the Chairman and other executive officers for 2000, the Committee reviewed the financial and overall performance of the Company during 2000. Instead of using specific target levels with respect to individual and Company performance to calculate bonuses, the Committee considered a number of factors, including the following: (i) the overall financial performance of the Company; (ii) the Company's ability to obtain cost-effective financing for its business activities; (iii) the continuing diversification of the Company's financing contract portfolio away from reliance on dental equipment financing; (iv) the commitment of the management team; (v) the Company's success in hiring and retaining excellent personnel; and (vi) other positive developments in the Company's business. The Committee also considered the contribution of each executive officer to the performance of the Company, the responsibilities of each executive officer in connection with this performance, the importance of the individual to the future growth and profitability of the Company, and the success of the management team in achieving the Company's short-term and long-term goals. Although the Committee considered all of these factors in exercising its judgment as to compensation levels for the Chairman and other executive officers, the Committee did not use a precise formula to weigh the relative importance of such factors.

     The Committee has engaged an independent consulting firm to review its compensation for executives for fiscal year 2000. The consulting firm assembled competitive market data for the Company's executive officers by referring to published survey sources and publicly available SEC filings from a group of peer companies. The published survey sources contain data for similar positions at companies of equivalent size to the Company within the diversified financial services industry. The peer companies were selected based on industry, size and likeliness to compete with the Company for key talent. The Committee believes that the Company's most direct competitors for executive talent are not necessarily all of the companies that would be included in a peer group established to compare shareholder returns. Thus the companies included in the peer group are not the same as the companies included in the Custom Index as defined in the Performance Graph on page 15. The aggregate findings from these sources found that base salary compensation for the Chairman and Mr. Doherty is at the 60th percentile and below the median for Mr. Lefebvre. Total cash compensation (base salary plus bonus) for the Chairman is at the 60th percentile and near the median for Messrs. Doherty and Lefebvre. Total Direct Compensation (the sum of base salary, bonus and the value of equity incentives) is near the 50th percentile for the Chairman, and below the median for the other two executive officers.

STOCK OPTIONS

     The purpose of the 2000 Stock Plan is to retain and motivate the Company's key employees and outside directors and to increase their incentive to work toward the attainment of the Company's long-term growth and profit objectives. In determining the size of the stock option awards, the primary considerations are the performance of the executive officer, the number of shares underlying outstanding equity awards which continue to be subject to vesting and the grant value of the award. In fiscal year 2000, the Committee awarded stock options under the 2000 Stock Plan to John W. Everets in the amount of 120,000 shares, Raymond R. Doherty in the amount of 55,000 shares and Rene Lefebvre in the amount of 40,000 shares. These grants were made to provide an incentive to these key executive officers to remain with the Company and to encourage and facilitate stock ownership in the Company by the Company's executive officers. This component of an executive officer's compensation directly links the officer's interests with those of the Company's other stockholders. The awards were based in part on the recommendations made by the independent consulting firm in 1999 with respect to increasing stock-based compensation.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code limits the amount of individual compensation for certain executives that may be deducted by the employer for federal income tax purposes in any one fiscal year to $1 million except to the extent that such compensation is "performance-based." The determination of whether compensation is performance-based depends upon a number of factors, including shareholder approval of the plan under which the compensation is paid, the exercise price at which options or similar awards are granted, the disclosure to and approval by the shareholders of applicable performance standards, the composition of the Committee, and certification by the Committee that the performance standards were satisfied. None of the compensation paid to any executive officer in fiscal year 2000 would exceed the deduction limit of
Section 162(m) of the Internal Revenue Code, and the Committee does not anticipate that in the near future the compensation paid to executive officers in the form of base salaries and incentive compensation will be non-deductible under Section 162(m) of the Internal Revenue Code. Restricted stock and option awards under the 1995 Stock Plan, the 1998 Stock Plan and 2000 Stock Plan comply with the requirements of Section 162(m) of the Internal Revenue Code.

                                          Compensation Committee

                                          J. Kermit Birchfield, Chair
                                          Dollie A. Cole
                                          Samuel P. Cooley
                                          Lowell P. Weicker, Jr.

PERFORMANCE GRAPH

     SEC rules require that the Company present a line graph comparing cumulative total shareholder return for HPSC over a period of five years, assuming reinvestment of dividends, with a broad equity market index and either a published industry index or an index comprising peer companies selected by the Company. The broad equity market index selected by the Company for inclusion in the graph is the Russell 2000 Index, an index of 2,000 public companies with relatively small market capitalization. For its second comparative index, the Company prepared its own index (the "Custom Index") of three publicly-owned state commercial banks that are of similar market capitalization to the Company and two companies in the equipment leasing field.

     Set forth below is a graph comparing, over a five-year period beginning December 31, 1995, the cumulative total return for the Company, the Russell 2000 Index and the Custom Index.

                              [Performance Chart]

                                                                                                        CUSTOM COMPOSITE INDEX (5
                                                        HPSC INC.                 RUSSELL 2000                   STOCKS)
                                                        ---------                 ------------          -------------------------
Dec-95                                                   100.00                      100.00                      100.00
Dec-96                                                   133.00                      116.00                      135.00
Dec-97                                                   122.00                      143.00                      206.00
Dec-98                                                   210.00                      139.00                      150.00
Dec-99                                                   206.00                      168.00                       91.00
Dec-00                                                   133.00                      163.00                       71.00

     The Custom Index includes: Capital Crossing Bank, formerly Atlantic Bank & Trust Co. (since third quarter 1996), Linc Capital Inc. (since first quarter
1998), Professional Bancorp Inc., Redwood Empire Bancorp and T&W Financial Group (since first quarter 1998).

     PROPOSAL TWO -- RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Deloitte & Touche LLP have been selected to act as the Company's independent public accountants for the current year, subject to ratification by vote of the holders of a majority of the shares of Common Stock present and entitled to vote thereon at the Annual Meeting. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

     Audit Fees. Deloitte & Touche billed HPSC $150,000 for professional services rendered in connection with the audit of HPSC's most recent annual financial statements and the review of the financial statements included in HPSC's Forms 10-Q for fiscal year 2000.

     Financial Information Systems Design and Implementation Fees. Deloitte & Touche did not provide HPSC with financial information systems design and implementation services during fiscal year 2000.

     All Other Fees. Deloitte & Touche billed HPSC $197,740 for all other services rendered during 2000.

     The Board of Directors recommends a vote FOR the ratification of the selection of Deloitte & Touche LLP.

                           PROPOSALS OF STOCKHOLDERS

     Proposals for inclusion in the Proxy Statement. Any proposal of a stockholder intended to be presented at the 2002 Annual Meeting of Stockholders must be received at the corporate headquarters of the Company no later than December 18, 2001, in order to be included in the Company's proxy statement and form of proxy relating to that meeting.

     Other Proposals (Not for Inclusion in the Proxy Statement). HPSC's By-laws and the rules of the SEC provide certain procedures that a stockholder must follow to nominate one or more individuals for election as a Director or to introduce an item of business at an annual meeting of stockholders. These procedures provide that any nomination or proposed item of business must be submitted in writing to the Secretary of the Company at 60 State Street, Boston, MA 02109. Usually, the nomination or proposed item of business must be received:
(i) no later than the close of business on the 90th day, and (ii) no earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year's annual meeting. However, if the annual meeting is held more than 30 days prior to, or more than 70 days after, the first anniversary of the preceding year's annual meeting, then the item of business must be received no earlier than the close of business on the 120th day prior to such meeting or the 10th day following the day on which the Company first makes a public announcement of the date of the annual meeting.

     The notice of a nomination must include:

          (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

          (b) a representation that the stockholder is a stockholder of record of the Company entitled to vote at the meeting who intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

          (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

          (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement soliciting proxies for such nominee or nominees as director(s); and

          (e) a signed consent of each nominee to serve as a director of HPSC if elected.

     The notice of a proposed item of business must include: a brief description of the substance of, and the reasons for, conducting such business at the annual meeting; the stockholder's name and address; the number of shares of Common Stock held by the stockholder (with supporting documentation where appropriate); and any material interest of the stockholder in such business.

                          QUORUM AND VOTING PROCEDURES

     The By-Laws of the Company provide that a majority of the shares of Common Stock issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum at a meeting of stockholders of the Company. Shares of Common Stock represented by a properly signed and returned proxy are considered as present at the Annual Meeting for purposes of determining a quorum. Abstentions and broker "non-votes" are counted as present for purposes of determining the existence of a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because, under the rules of American Stock Exchange that govern brokers trading on the American Stock Exchange, the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

     Under Section 160(c) of the Delaware General Corporation Law, the 1,625,182 shares of Common Stock retired by the Company and the 546,477 shares of common stock held by the Company in its treasury are not entitled to vote on any matters coming before the Annual Meeting or to be counted for quorum purposes.

     The vote required for election of directors is the affirmative vote of a plurality of the shares present or represented at the Annual Meeting and entitled to vote thereon (i.e., the nominees receiving the greatest number of votes will be elected). Votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect.

     If a stockholder of record specifies in the proxy how it is to be voted, it will be voted in accordance with such specification. If a properly signed proxy is returned to the Company by a stockholder of record and is not marked, it will be voted in accordance with the Board's recommendations on all proposals. Any stockholder giving a proxy in the accompanying form retains the power to revoke it at any time before the exercise of the powers conferred thereby, by notice in writing to the Secretary of the Company. Any stockholder who attends the Annual Meeting in person will not be deemed thereby to revoke the proxy unless such stockholder affirmatively indicates at the Annual Meeting his intention to vote the shares covered thereby in person.

                                 OTHER MATTERS

     The Board of Directors and Company's management know of no business which will be presented for consideration at the Annual Meeting other than that discussed above. However, if any other proper business should come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in respect to any such business in accordance with their best judgment. Matters with respect to which the enclosed form of proxy confers such discretionary authority are as follows: (i) matters which the Board of Directors does not know are to be presented at the Annual Meeting as of a reasonable time before the mailing of this Proxy Statement; (ii) approval of the minutes of the prior meeting of stockholders, such approval not constituting ratification of the action taken at such meeting;
(iii) election of any person as a director if any of the nominees named herein is unable to serve or for good cause will not serve; and (iv) matters incident to the conduct of the Annual Meeting.

     The cost of preparing, assembling and mailing this proxy material will be paid by the Company. The Company may solicit proxies other than by the use of the mail, in that certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Company requests individuals, firms and corporations holding shares in their names, or in the names of their nominees, which shares are beneficially owned by others, to send this proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

                                          By Order of the Board of Directors

                                          DENNIS W. TOWNLEY
                                          Secretary

                                                                      APPENDIX A

                                   HPSC, INC.

                            AUDIT COMMITTEE CHARTER

              ADOPTED BY THE BOARD OF DIRECTORS ON APRIL 20, 2000
                          AS AMENDED ON MARCH 8, 2001

PURPOSE AND OBJECTIVES

     The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the financial reporting process. This will include, but is not limited to, oversight of the Company's systems of internal accounting and financial controls, the Company's process for monitoring compliance with applicable law and ethics programs, and the annual independent audit of the Company's financial statements.

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention, with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

MEMBERSHIP

     The Committee, which is appointed by the Board, shall comprise not fewer than three members of the Board, and the Committee's composition will meet the requirements of the Audit Policy Committee of the American Stock Exchange.

     Accordingly all members of the Committee will be directors -

     - who have no relationship to the Company that may interfere with their independence from management; and

     - who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise and sophistication.

DUTIES AND RESPONSIBILITIES

     The Committee's job is one of oversight. The Company's management is responsible for preparing the Company's financial statements, and the outside auditors are responsible for auditing those financial statements. The Committee does not plan or conduct audits or determine whether the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. The Company's financial managers and the outside auditor have more time, knowledge and detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification to the auditor's work. It is also not the duty of the Committee to resolve disagreements, if any, between management and the outside auditor.

     The Committee shall have the following duties and responsibilities:

          (1) Review with management and the outside auditor the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditor the matters required to be discussed by the Statement of Auditing Standards ("SAS") No. 61.

          (2) As a whole, or through the Committee chair, review with the outside auditor the Company's interim financial results to be included in the Company's quarterly reports to be filed with the Securities and Exchange Commission and the matters required to be discussed by SAS No. 61. This review will occur prior to the Company's filing of Form 10-Q.

          (3) Review the analysis prepared by management and the outside auditor of significant financial reporting issues and judgements made in connection with the preparation of the Company's financial statements.

          (4) Review the annual audit plan of the outside auditor. Ensure receipt from the outside auditor of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1; actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may have an impact on the objectivity and independence of the auditor; and take, or recommend that the full Board take, appropriate action to ensure the independence of the outside auditor.

          (5) Consider whether the provision of services by the independent auditors not related to the audit of the annual financial statement and the review of the interim financial statements included in the Company's Forms 10-Q for such year is compatible with maintaining the auditor's independence.

          (6) Review and discuss with management and the outside auditor the Company's internal control procedures and practices for accomplishing proper financial management, safeguarding assets, authorizing and recording transactions and complying with Company policies and ethical practices and any comments of the outside auditor with respect to such policies and practices.

          (7) Review with management and the outside auditor any significant changes in the Company's accounting principles or financial reporting practices.

          (8) Consider the outside auditor's ultimate accountability to the Board and the Committee, as representatives of the shareholders, when evaluating, and, where appropriate, replacing the outside auditor (and in nominating the outside auditor to be proposed for shareholder approval in any proxy statement).

          (9) Review with the outside auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should cover any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

          (10) Review compliance with applicable regulatory and financial reporting requirements.

          (11) Conduct such other reviews as are necessary or advisable to discharge the foregoing responsibilities.

          (12) Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

          (13) Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

          (14) Meet as a Committee as needed to carry out the foregoing duties and responsibilities.

          (15) Report to the Board at its next meeting after each Committee meeting.

                                                                    0616-PS-2001

                                  DETACH HERE


                                     PROXY

                                   HPSC, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints John W. Everets and Raymond R. Doherty or either of them, with full power of substitution, as proxy to represent and to vote, as designated on the reverse side, all shares of Common Stock of HPSC, Inc. (the "Company") which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at 100 Federal Street, 35th Floor, Boston, Massachusetts on Tuesday, May 15, 2001, at 9:00 A.M. Eastern Daylight Time, or at any adjournment thereof, in respect to all matters which may properly come before the meeting in accordance with and as more fully described in the Notice of Meeting and Proxy Statement, receipt of which is acknowledged.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

     If the undersigned hold(s) any shares in a fiduciary, custodial or joint capacity or capacities this proxy is signed by the undersigned in every such capacity as well as individually.

-----------                                                          -----------
SEE REVERSE       (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)       SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                          -----------

HPSC, INC.
C/O EQUISERVE
P.O. BOX 9398
BOSTON, MA 02205-9398





















                                  DETACH HERE

[X]  Please mark votes as in this example.

                          (CONTINUED FROM OTHER SIDE)

1. To fix the number of directors at eight and elect the following nominees to serve for a three-year term to expire at the 2004 Annual Meeting of
     Stockholders: (01) J. Kermit Birchfield, (02) Dollie A. Cole and (03) John
     W. Everets

                    FOR                 WITHHELD
                    [ ]                   [ ]

[ ]
   -------------------------------------
To withhold authority to vote for any
individual nominee(s), mark the box
above and write that nominee(s)' name in the space provided.

2. To ratify the selection of Deloitte & Touch LLP as the Company's independent public accountants for the current fiscal year.

                    FOR            AGAINST             ABSTAIN
                    [ ]              [ ]                 [ ]

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT            [ ]

                                        Please sign exactly as your name
                                        appears hereon. If acting as attorney,
                                        executor, trustee or in other
                                        representative capacity, sign name and
                                        title.



Signature:                   Date:      Signature:                   Date:
          -------------------     ------          -------------------     ------

                                  DETACH HERE

                                   HPSC, INC.

                         EMPLOYEE STOCK OWNERSHIP PLAN
                        VOTING INSTRUCTIONS TO TRUSTEES
                       FOR ANNUAL MEETING OF STOCKHOLDERS

     The undersigned participant in the HPSC, Inc., Employee Stock Ownership Plan (the "Plan") hereby instructs John W. Everets and Raymond R. Doherty as trustees of the Plan (the "Trustees") to vote, as designated on the reverse side, all common shares of Common Stock of HPSC, Inc. (the "Company") allocated to the participant's account under the Plan at the Annual Meeting of Stockholders to be held at 100 Federal Street, 35th Floor, Boston, Massachusetts on Tuesday, May 15, 2001 9:00 A.M. Eastern Daylight Time, or at any adjournment thereof, in respect to all matters which may properly come before the meeting in accordance with and as more fully described in the Notice of Meeting and Proxy Statement, receipt of which is acknowledged.

     THE SHARES ALLOCATED TO THE PARTICIPANT'S ACCOUNT UNDER THE PLAN WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED PLAN PARTICIPANT IF THIS VOTING INSTRUCTION CARD IS COMPLETED, SIGNED AND RETURNED TO EQUISERVE, THE VOTE TABULATOR, BY 5:00 P.M. EASTERN DAYLIGHT TIME ON MAY 11, 2001. IF NO DIRECTION IS MADE, THE TRUSTEES WILL VOTE THE ALLOCATED SHARES FOR PROPOSALS 1 AND 2. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.


-----------                                                          -----------
SEE REVERSE       (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)       SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                          -----------

HPSC, INC.
C/O EQUISERVE
P.O. BOX 9398
BOSTON, MA 02205-9398





















                                  DETACH HERE

[X]  Please mark votes as in this example.

                          (CONTINUED FROM OTHER SIDE)

1. To fix the number of directors at eight and elect the following nominees to serve for a three-year term to expire at the 2004 Annual Meeting of
     Stockholders: (01) J. Kermit Birchfield, (02) Dollie A. Cole and (03) John
     W. Everets

                    FOR                 WITHHELD
                    [ ]                   [ ]

[ ]
   -------------------------------------
To withhold authority to vote for any
individual nominee(s), mark the box
above and write that nominee(s)' name in the space provided.

2. To ratify the selection of Deloitte & Touch LLP as the Company's independent public accountants for the current fiscal year.

                    FOR            AGAINST             ABSTAIN
                    [ ]              [ ]                 [ ]

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT            [ ]

                                  As a participant in the Plan, I hereby
                                  instruct the Trustees to vote all shares allocated to my account as indicated above. If I sign, date and return this card but do not specifically instruct the Trustees how to vote, the Trustees will vote my allocated shares in accordance with the recommendations of the Company's Board of Directors.

Signature:                   Date:      Signature:                   Date:
          -------------------     ------         -------------------     ------